SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	December 26, 1997


FINANCIAL ASSET SECURITIES CORP.,
(as depositor under the Pooling and Servicing
Agreement, dated as of March 1, 1996, providing for the issuance of Financial Asset Securities Corp., Mego Mortgage FHA Title I Loan Trust 1996-1,
FHA Title I Loan Asset-Backed Certificates,
Series 1996-1).

(Exact name of registrant as specified in its charter)



              Delaware          	  33-99018-03  	    41-1836604
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


600 Steamboat Road
Greenwich, Connecticut					 06830
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (203) 625-2700

Item 5.	Other Events


		On behalf of Mego Mortgage FHA Title I Loan
		Trust 1996-1, FHA Title I Loan Asset-Backed
		Certificates, Series1996-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated
		March 1, 1996, by First Trust of New York,
		National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 26, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2017.


		A. 	Monthly Report Information:
			Aggregate distribution information for the current distribution date December 26, 1997.

		Principal			Interest	EndingBalance

Cede & Co 	$1,495,607.93		$385,344.57		$56,741,587.57


		B.	No delinquency in payment under the Certificate Guaranty
			Insurance Policy has occurred.

		C.	Have any deficiencies occurred?   NO.
				Date:
				Amount:
		D.	Were any amounts paid or are any amounts payable under
			the Certificate Guaranty Insurance Policy?   NO
				Amount:

		E.	Are there any developments with respect to the Certificate
			Insurance Guaranty Policy?	NONE.

		F.	Item 1: Legal Proceedings:	NONE

		G.	Item 2: Changes in Securities:	NONE

		H	Item 4: Submission of Matters to a Vote of
			Certificatholders:  NONE

		I.	Item 5: Other Information - Form 10-Q, Part II - Items
			1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated December 26, 1997.







              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                 SERIES 1996-1


                 CERTIFICATE HOLDERS' REPORT
Distribution Date  26-Dec-97



      Beginning                                           Ending
     Certificate  Principal    Interest      Total      Certificate
Class  Balance   DistributionDistribution Distribution    Balance

 A-1 19894195.50  1495607.93   108589.15    1604197.08  18398587.57
 A-2 21580000.00        0.00   124085.00     124085.00  21580000.00
 A-3 16763000.00        0.00   104768.75     104768.75  16763000.00
  S  57482004.08 NA             47901.67      47901.67  56070279.11
  R           NA NA                 0.00          0.00 NA


Total58237195.50  1495607.93   385344.57    1880952.50  56741587.57

           AMOUNTS PER $1,000 UNIT

                                             Ending       Current
      Principal    Interest     Total     Certificate  Pass-Through
ClassDistributionDistributionDistribution   Balance    Interest Rate

 A-1 32.92115188  2.39025204 35.31140392  404.98761985       6.5500%
 A-2  0.00000000  5.75000000  5.75000000 1000.00000000       6.9000%
 A-3  0.00000000  6.25000000  6.25000000 1000.00000000       7.5000%
S (a) 0.00000000  0.56894574  0.56894574  665.96731092       1.0000%


                 Trustee's Certificate
     Pooling and Servicing Agreement Dated March 21, 1996

i) Interest from Mortgagors / Master Servicer                         673155.17
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                               9844.47
                                                                      682999.64

   Principal Collections (Regular Installments)                       110206.11
   Principal Collections (Curtailments and Paid in Fulls)             490967.24
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                            731755.28
                                                                     1332928.63

   Collected Amount                                                  2015928.27
   Deposits Pursuant to Sec. 4.03 (e) - Reserve Account Deposits           0.00
   Amount Deposited Pursuant to Section 2.04 (d)  Substitutions         1854.19
   Distribution Amount                                               2017782.46
   Insured Payments                                                        0.00
   Amount Available                                                  2017782.46

ii)  Pool Balance Information:
     Beginning Pool Balance                57482004.08
     less: Principal Collections             601173.35
     less: Principal Losses                   19616.61
     Ending Pool Balance                   56861214.12

                                             Before        After
iii)  Class A Factors:                   Distributions Distributions
          Class A-1                         0.43790877   0.40498762
          Class A-2                         1.00000000   1.00000000
          Class A-3                         1.00000000   1.00000000

                                            Computed    Distributed
                                             Amount       Amount      Shortfall
iv)  Class A Monthly Interest Amount         337442.90    337442.90        0.00
     Class A Principal Distribution Amoun   3731995.56   1495607.93  2236387.63
      (limited to the Overcolleralization Amount)
      Class A Distribution of
       Distributable Excess Spread                0.00         0.00        0.00
         Class A Guaranteed Distribution          0.00         0.00        0.00

v)   Excess Spread                                                         0.00
     Distributable Excess Spread                                           0.00

vi)  FHA Premium Account Deposit                                       12576.76
      Servicer Fee                                                     59877.09
      Master Servicer Fee                                               3832.13
      Master Servicer Reimbursement                                    40690.91
      Trustee Fee                                                       1916.07
      Premium                                                          17937.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Priority Expenses                                                    0.00
      Excess Claim Amount                                                  0.00


vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                12.9244%
        60+ Delinquency Percentage (Rolling Three Month)                 6.6029%
        Annual Default Percentage (Three Month Average)                 16.4975%
        Cumulative Default Percentage                                   12.7799%


viii)  Overcollateralization Information:
         OC Multiple                                                       2.50
         Required OC Amount                                          7366952.31
         Overcollateralization Amount (before distributions)         -755191.42
         Overcollateralization Amount (after distributions)           119626.55


ix)  Default Information:
                                                     Current Period  Cumulative
           Principal Balance of Defaulted Loans           790935.01 10212973.91
           Principal Balance of Credit Support Multiple   790935.01 10212973.91


x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    8419374.00

                    Number      Number      Balance       Balance
                 Current Peri Cumulative Current Period Cumulative
    Claims Filed           3         481      37363.05   7841895.45
    Claims Pendin          4          NA      64581.78           NA
    Claims Paid           44         234     729780.41   4081037.71

















SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			FINANCIAL ASSET SECURITIES CORPORATION




				/s/ Mark LeMay
				Mark LeMay
				Vice President

Dated: 	December 31, 1997